UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 6, 2026

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway	Houston	Texas	77019
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code	(713)	522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	SCI	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 6, 2026, Service Corporation International held an annual meeting of shareholders and the shareholders voted on the proposals as set forth below.
Proposal 1:    Election of Directors
The shareholders cast their votes as follows and elected nine directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Anthony L. Coehlo	98,199,307	25,444,237	73,448	6,558,196
Jakki L. Haussler	123,023,561	615,314	78,117	6,558,196
Thad Hill	123,109,025	525,195	82,772	6,558,196
Carl Loredo	123,277,955	345,369	93,668	6,558,196
Victor L. Lund	98,282,400	25,345,115	89,477	6,558,196
Ellen Ochoa	117,414,529	6,226,959	75,504	6,558,196
Thomas L. Ryan	114,219,935	9,417,179	79,878	6,558,196
C. Park Shaper	101,909,070	21,717,269	90,653	6,558,196
Sara Martinez Tucker	102,150,006	21,472,984	94,002	6,558,196
Marcus A. Watts (1)	53,755,105	69,766,225	195,662	6,558,196
(1)    The Company and its directors take the shareholder concerns expressed in the vote seriously. The Nominating and Corporate Governance Committee of the Board will carefully consider the failure to meet the majority vote requirement through the process set forth in Section 3.4 of the Company’s Corporate Governance Guidelines. The Committee will make a recommendation to the Board regarding any action to be taken in relation to its findings. The Board will act on the Committee’s recommendation and publicly disclose its determination following completion of its review.
Proposal 2:    Approval of the Selection of PricewaterhouseCoopers LLP as the Company's Registered Public Accounting Firm for Fiscal 2026
The shareholders approved the proposal by casting their votes as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,572,960	12,441,106	2,261,122	-0-
Proposal 3:    Advisory Vote to Approve Named Executive Officer Compensation
The shareholders approved the proposal by casting their votes as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
110,091,645	13,401,181	224,166	6,558,196
Proposal 4:    Approval of an Amendment to the Articles of Incorporation and Bylaws to Reduce the Minimum Required Number of Directors
The shareholders approved the proposal by casting their votes as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,961,652	3,185,842	127,694	-0-

Proposal 5: Approval of an Amendment to the Articles of Incorporation and Bylaws to Permit the Board to Increase the Number of Directors and Fill Newly Created Vacancies to the Board
The shareholders approved the proposal by casting their votes as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
118,334,995	5,268,593	113,404	6,558,196
Proposal 6: Approval of an Amendment to the Articles of Incorporation to Limit the Liability of Officers as Permitted by Law
The shareholders voted on the proposal as follows, which was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,416,129	59,078,798	222,065	6,558,196
Proposal 7: Approval of the 2026 Equity Incentive Plan
The shareholders approved the proposal by casting their votes as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,441,567	27,020,952	254,473	6,558,196
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 7, 2026	SERVICE CORPORATION INTERNATIONAL
	By:	/s/ ERIC D. TANZBERGER
Eric D. Tanzberger Executive Vice President Chief Financial Officer